UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2007

Date of Report (Date of earliest event reported)

GLOBALPAYNET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	98-0458087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 110, 174 Wilson Street, Victoria BC	V9A 7N7
(Address of principal executive offices)	(Zip Code)

(250) 294-0101
Issuer's telephone number

SPECTRE TECHNOLOGY CORP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry Into a Material Definitive Agreement

On July 31, 2007, the Registrant entered into an agreement to purchase all of the outstanding shares of E-Shopping Technologies, Inc., a Nevada corporation.  Pursuant to the terms of the acquisition agreement, the Registrant will pay US$350,000 in cash and issue 1,000,000 shares of its common stock to Renovatio Media Group, S.A. (“Renovatio”), the sole shareholder of E-Shopping Technologies Inc.  The acquisition agreement is filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

Alain Ghiai, President of the Registrant, sole member of its board of directors and holder of a majority of the Registrant’s outstanding common stock, holds a majority of the outstanding stock of Renovatio and is the sole member of its board of directors.

Item  5.03

Amendment to Articles of Incorporation or Bylaws.

Name Change and Increase in Authorized Common and Preferred Stock.

On May 6, 2007, in accordance with Section 78.390 of the Nevada General Corporation Law, the Registrant’s Board of Directors and a majority of the shareholders approved the following actions:

•

a name change of the Registrant from Spectre Technology Corporation to GlobalPayNet Holdings, Inc.;

•

an increase in the authorized number of shares of common stock from 75,000,000 shares to 300,000,000 shares; and

•

an increase in the authorized number of shares of preferred stock from none to 5,000,000 shares.

On May 22, 2007, an information statement containing detailed descriptions of the above actions was filed with the U.S. Securities and Exchange Commission and distributed to all the Registrant’s shareholders.  After the expiration of the required 30-day waiting period, the Registrant proceeded to formally effect the changes by filing appropriate documents with the Nevada Secretary of State.

On June 18, 2007, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State reflecting the name change and the increase in the authorized number of shares of common stock.  However, at the time of filing, it was determined that the Registrant had previously filed Articles of Amendment increasing the number of authorized shares of preferred stock from none to 5,000,000.  These Articles of Amendment were filed on April 4, 2007 and also designated the rights, preferences and privileges of a new series of preferred stock known as Class B Preferred Stock.  No shares of Preferred Stock have been issued by the Registrant.

The Registrant’s purpose in changing its name was to adopt a name that better represents its business focus, and the Registrant’s purpose in increasing its authorized common and preferred stock was to allow flexibility in future financings and stock issuances and other general corporate purposes.

The Certificate and Articles of Amendment to the Registrant’s Articles of Incorporation are attached hereto as Exhibits 3.1 and 3.2.

Item 9.01

Financial Statements and Exhibits

 (d) Exhibits.

The following exhibits are filed with this Report on Form 8-K:

Exhibit	Description

3.1 3.2 10.1

Certificate of Amendment to Articles of Incorporation, filed June 18, 2007

Articles of Amendment to Articles of Incorporation, filed April 4, 2007

Acquisition Agreement by and among the Registrant, E-Shopping Technologies, Inc. and Renovatio Media Group, S.A., dated July 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALPAYNET HOLDINGS, INC.

Date: August 6, 2007	By:	/s/ Alain Ghiai
Alain Ghiai
President

Exhibit Index

Exhibit	Description

3.1 3.2 10.1

Certificate of Amendment to Articles of Incorporation, filed June 18, 2007

Articles of Amendment to Articles of Incorporation, filed April 4, 2007

Acquisition Agreement by and among the Registrant, E-Shopping Technologies, Inc. and Renovatio Media Group, S.A., dated July 31, 2007

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